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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                OCTOBER 18, 1996




                            CITFED BANCORP, INC.
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           (Exact name of Registrant as specified in its Charter)







       DELAWARE                   0-19611               31-1332674
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    (State or other        (Commission File No.)      (IRS Employer
     jurisdiction of                                   Identification
     incorporation)                                       Number)




 ONE CITIZENS FEDERAL CENTRE, DAYTON, OHIO                  45402
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(Address of principal executive offices)                  (Zip Code)





Registrant's telephone number, including area code: (513) 223-4234
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                                       N/A
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        (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

     On October 18, 1996, the Registrant issued the attached press release, announcing the declaration of a three-for two stock split and a second quarter cash dividend.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

    (c)  Exhibits:

      Exhibit 99 - Press Release dated October 18, 1996.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CITFED BANCORP, INC.






Date: October 28, 1996                          By: /S/JOHN H. CURP
      ----------------------                        -------------------
                                                    John H. Curp
                                                      Senior Vice President and
                                                      Corporate Secretary



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                                 EXHIBIT INDEX



EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  99     Press release dated October 18, 1996 announcing CitFed Bancorp, Inc.'s declaration of a 3-2 stock dividend and second quarter cash dividend



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